EXHIBIT 99.1

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
shawnw@csgrr.com
- and -
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)
travisd@csgrr.com
jeffl@csgrr.com
bennyg@csgrr.com

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
TARA P. KAO
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
ezagar@sbtklaw.com
rwinchester@sbtklaw
tkao@btkmc.com

Lead Counsel for Plaintiffs

(Additional Counsel Listed on Signature Pages)

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re AFFYMETRIX DERIVATIVE	)	No. C-06-05353-JW
LITIGATION	)
	)	STIPULATION OF SETTLEMENT
)
This Document Relates To:	)
)
ALL ACTIONS.	)
)

This Stipulation of Settlement dated April 29, 2009 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶1.20 hereof), each by and through their respective counsel: (i) plaintiffs Samuel D. Powers, Dr. Norman Bolz and Dr. Irwin Berkowitz (“Federal Plaintiffs”) on behalf of themselves and derivatively on behalf of Affymetrix, Inc. (“Affymetrix” or the “Company”); (ii) plaintiff Maxine Horwich (“State Plaintiff'”) on behalf of herself and derivatively on behalf of Affymetrix; (iii) the Individual Defendants (defined below in ¶1.11); (iv) the Special Litigation Committee (“SLC”); and (v) nominal party Affymetrix. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.18), upon and subject to the terms and conditions hereof.

I. INTRODUCTION

On August 30, 2006, Berkowitz v. Fodor, et al., No. C-06-05353-JW (the “Berkowitz Action”) was filed in the United States District Court for the Northern District of California, San Jose Division (the “Federal Court”). On September 13, 2006, Powers v. Fodor, et al., No. C-06-5634-PVT (the “Powers Action”) was filed in the Federal Court. On November 20, 2006, the Federal Court consolidated the two actions and styled them In re Affymetrix Derivative Litigation, No. C-06-05353 -JW (the “Federal Action”). On November 20, 2006, the Federal Court also appointed Dr. Irwin Berkowitz and Samuel D. Powers as Lead Plaintiffs, and Coughlin Stoia Geller Rudman & Robbins LLP and Barroway Topaz Kessler Meltzer & Check, LLP as Lead Counsel in the Federal Action. On October 20, 2006, a shareholder derivative action was filed in the Superior Court of the State of California, County of Santa Clara (the “State Court”). This case is captioned Horwich v. Fodor, No. 1:06-cv-073393 (the “State Action”). On February 20, 2007, the State Action was stayed in favor of the Federal Action.

The Federal Action and the State Action (collectively, the “Actions”) each allege or alleged claims on behalf of Affymetrix against certain current and former officers and directors of Affymetrix, arising from or relating to the alleged improper granting of stock options at Affymetrix.

On April 2, 2007, Federal Plaintiffs filed the Verified Amended Consolidated Shareholder Derivative Complaint (“Amended Complaint”) in the Federal Action alleging on behalf of nominal party Affymetrix that Stephen P.A. Fodor, Ph.D., Paul Berg, John A. Young, John D. Diekman,

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Vernon R. Loucks, Jr., David B. Singer, Kenneth J. Nussbacher, Richard P. Rava, Gregory T. Schiffman, Susan E. Siegel, Edward M. Hurwitz, Vernon A. Norviel and Ronald D. Verdoorn (collectively, the "Federal Defendants") breached their fiduciary obligations by engaging in improper stock option backdating. On May 21, 2007, the Federal Defendants filed motions to dismiss the Amended Complaint. Thereafter, on March 31, 2008, the Federal Court granted in part, and denied in part, the Federal Defendants' motions to dismiss.

On April 18, 2008, Federal Plaintiffs filed the Verified Second Amended Consolidated Shareholder Derivative Complaint ("Second Amended Complaint"). On May 15, 2008, the Federal Defendants filed motions to dismiss the Second Amended Complaint. Thereafter, on October 24, 2008, the Federal Court granted in part, and denied in part, the Federal Defendants' motions to dismiss. Federal Plaintiffs thereafter designated the Second Amended Complaint as the operative complaint and subsequently, the Federal Defendants filed answers to the Second Amended Complaint on December 3, 2008 and December 4, 2008. Thereafter, the parties exchanged certain information regarding the claims in the Actions.

On November 5, 2008, independent members of the Board of Directors, resolved to create a Special Litigation Committee to consider Affymetrix's historical stock option practices, including without limitation the matters asserted in the Actions. The members of the outside Board of Directors delegated to the SLC full authority and power to control and determine Affymetrix's response to the Actions and the claims asserted therein. Independent directors Robert P. Wayman, Susan D. Desmond-Hellmann, M.D., and Robert H. Trice, Ph.D. were appointed as the SLC members. Each of the SLC members is an independent, non-executive director and none of the SLC members is a defendant in the Federal Action.

On December 19, 2008, certain parties, including counsel for the Federal Plaintiffs, the State Plaintiff, the Individual Defendants, Affymetrix and the SLC, conducted an all day mediation session before Mediator Antonio Piazza. At the conclusion of the mediation, the parties executed a written agreement-in-principle to settle the Actions. Since the mediation, counsel for the Federal Plaintiffs, the State Plaintiff, the Defendants and the SLC have continued settlement negotiations to resolve the Actions on the terms set forth herein.

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II. CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

Plaintiffs (defined below in ¶1.15) believe that the claims they have asserted in the Actions on behalf of Affymetrix have merit. However, counsel for the Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against Defendants through trial and through appeals. Plaintiffs' Counsel (as defined in ¶1.16) have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Counsel for the Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Actions or which may be asserted. Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of the Plaintiffs, Affymetrix and its shareholders. Counsel for the Plaintiffs believe that the settlement set forth in the Stipulation confers substantial benefits upon Affymetrix and its shareholders.

III. DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

Defendants (defined below in ¶1.3) have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Actions. Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, Affymetrix or its shareholders have suffered damage, or that the Plaintiffs, Affymetrix or its shareholders were harmed by the conduct alleged in the Actions. The Individual Defendants have further asserted that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Affymetrix and its shareholders.

Nonetheless, Defendants and the SLC, on behalf of Affymetrix, have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. Defendants and the SLC have, therefore, determined that it is desirable and beneficial that the Actions, and all of the Settling Parties' disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The SLC, on behalf of

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Affymetrix believes that the settlement set forth in this Stipulation confers substantial benefits upon Affymetrix and its shareholders, and is in the best interests of Affymetrix and its shareholders.

IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of Affymetrix), the Individual Defendants, the SLC and Affymetrix by and through their respective counsel or attorneys of record, as follows.

1. Definitions

As used in the Stipulation the following terms have the meanings specified below:

1.1 "Actions" means, collectively, the Berkowitz Action, the Powers Action, the Federal Action and the State Action.

1.2 "Affymetrix" means Affymetrix, Inc. including, but not limited to, its predecessors, successors, controlling shareholders, partners, joint venturers, subsidiaries, affiliates, divisions and assigns.

1.3 "Defendants" means nominal party Affymetrix and the Individual Defendants.

1.4 "Effective Date" means the first date by which all of the events and conditions specified in ¶6.1 of the Stipulation have been met and have occurred.

1.5 "Federal Action" means the consolidated action entitled In re Affymetrix Derivative Litigation, No. C-06-05353-JW.

1.6 "Federal Court" means the United States District Court for the Northern District of California, San Jose Division.

1.7 "Federal Defendants" means nominal party Affymetrix, Stephen P.A. Fodor, Ph.D., Paul Berg, John A. Young, John D. Diekman, Vernon R. Loucks, Jr., David B. Singer, Kenneth J. Nussbacher, Richard P. Rava, Gregory T. Schiffman, Susan E. Siegel, Edward M. Hurwitz, Vernon A. Norviel and Ronald D. Verdoorn.

1.8 "Federal Order and Judgment" means the order and judgment to be rendered by the Federal Court, substantially in the form attached hereto as Exhibit B.

1.9 "Federal Plaintiffs" means Samuel D. Powers, Dr. Irwin Berkowitz, and Dr. Norman Bolz.

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1.10 "Final" means the time when a judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the court of appeals has/have either affirmed the judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying judgment or affirmed the court of appeals' decision affirming the judgment or dismissing the appeal.

1.11 "Individual Defendants" means Stephen P.A. Fodor, Ph.D., Paul Berg, John A. Young, John D. Diekman, Vernon R. Loucks, Jr., David B. Singer, Kenneth J. Nussbacher, Richard P. Rava, Gregory T. Schiffinan, Susan E. Siegel, Edward M. Hurwitz, Vernon A. Norviel, Ronald D. Verdoorn, Barbara A. Caulfield, Susan Desmond-Hellmann, Robert H. Trice, and Lubert Stryer.

1.12 "Lead Counsel" means Coughlin Stoia Geller Rudman & Robbins LLP and Barroway Topaz Kessler Meltzer & Check, LLP, court appointed lead counsel in the Federal Action.

1.13 "Mediator" means Antonio Piazza.

1.14 "Person" means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.15 "Plaintiffs" means collectively the Federal Plaintiffs and the State Plaintiff.

1.16 "Plaintiffs' Counsel" means any counsel that has appeared of record or rendered legal services to any of the Plaintiffs in connection with the Actions.

1.17 "Related Persons" means each of a Person's spouses, heirs, executors, estates, or administrators, any entity in which a Person and/or member(s) of his or her family has an interest, each of a Person's present and former attorneys, legal representatives, and assigns in connection with

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the Actions, and all of a Person's past and present directors, officers, agents, advisors, employees, affiliates, predecessors, successors, parents, subsidiaries, divisions, and related or affiliated entities.

1.18 "Released Claims" means all claims (including "Unknown Claims," as defined in ¶1.25 hereof), debts, actions, allegations, obligations, fees, expenses, costs, matters, demands, rights, liabilities and causes of action of every nature and description whatsoever, known or unknown, concealed or hidden, that have been or could have been asserted in any of the Actions by Plaintiffs, Affymetrix, or any Affymetrix shareholder derivatively on behalf of Affymetrix (including, without limitation, claims for damages, interest, equitable relief, attorneys' fees, expert or consulting fees and any other costs, expenses or liability, negligence, negligent supervision, gross negligence, recklessness, intentional conduct, indemnification, breach of duty of care and/or breach of duty of loyalty or good faith, fraud or constructive fraud, misrepresentation, restitution, unjust enrichment, rescission, constructive trust, breach of fiduciary duty, negligent misrepresentation, unfair competition, insider trading, professional negligence, mismanagement or gross mismanagement, abuse of control, corporate waste, breach of contract, an accounting, or violations of any state or federal statutes, rules, regulations or common law provisions), arising out of or relating to the facts, transactions, events, matters, occurrences, acts, disclosures, statements, omissions or failures to act that were alleged or could have been alleged in the Actions based upon Affymetrix's historical stock option granting practices, through and including May 31, 2006, including, without limitation, any claims related to the public disclosures relating to stock option grants and purchases or the transactions referenced in any of the Actions. Released Claims do not include any claims to enforce the Stipulation.

1.19 "Released Persons" means each and all of the Defendants and their Related Persons.

1.20 "Settling Parties" means, collectively, each of the Individual Defendants, the Plaintiffs on behalf of themselves, the SLC and Affymetrix and its shareholders.

1.21 "State Action" means the action entitled Horwich v. Fodor, No. 1:06-cv-073393.

1.22 "State Counsel" means Robbins Umeda LLP and The Weiser Law Firm, P.C.

1.23 "State Court" means the Superior Court of the State of California, Santa Clara County.

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1.24 "State Plaintiff" means Maxine Horwich.

1.25 "Unknown Claims" means any and all claims that were alleged or could have been alleged in the Actions by Plaintiffs, Affymetrix or any Affymetrix shareholder derivatively on behalf of Affymetrix based upon Affymetrix's historical stock option granting practices including, without limitation, any claims related to the public disclosures relating to stock option grants and purchases or the transactions referenced in any of the Actions, through and including May 31, 2006, which any Plaintiff, Affymetrix, the SLC, or Affymetrix shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Individual Defendants, Affymetrix, and the SLC shall expressly waive and each of the Affymetrix shareholders shall be deemed to have, and by operation of the Federal Order and Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code § 1542, which provides:

 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OFEXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, the Plaintiffs, Individual Defendants, the SLC and Affymetrix shall expressly waive, and each of the Affymetrix shareholders shall be deemed to have, and by operation of the Federal Order and Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Plaintiffs, Individual Defendants, Affymetrix, the SLC and Affymetrix shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, Individual Defendant, Affymetrix and the SLC shall expressly settle and release, and each Affymetrix shareholder shall be deemed to have, and by operation of the Federal Order and

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Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Affymetrix shareholders shall be deemed by operation of the Federal Order and Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

2. Financial and Corporate Governance Benefits to Affymetrix

2.1 The Individual Defendants, Affymetrix and the SLC acknowledge that the commencement and prosecution of the Actions was a material factor in the decision to cancel certain options and to adopt the Corporate Governance Reforms set forth below. Affymetrix and the SLC acknowledge that the cancellation of options and the adoption of the Corporate Governance Reforms confer a substantial benefit upon Affymetrix and its shareholders.

2.2 Financial Benefits

All unexercised stock option grants to Affymetrix Section 16 Officers dated July 1, 1999 and October 2, 2000, totaling 729,900 shares shall be cancelled within ten (10) business days after the Federal Order and Judgment becomes Final.

2.3 Corporate Governance Reforms

As a result of the filing and prosecution of the Actions and as part of the settlement of this action, Affymetrix shall adopt the Corporate Governance Reforms set forth below. The Board of Directors of Affymetrix shall adopt resolutions and amend committee charters to ensure adoption of the Corporate Governance Reforms within ninety (90) days after the Effective Date of the settlement. The Corporate Governance Reforms shall be maintained for a period of no less than seven (7) years after the Effective Date of the settlement. In the event any Corporate Governance Reform listed below conflicts with any law, rule, or regulation (including, but not limited to, regulations of any stock exchange on which Affymetrix securities are listed), Affymetrix shall not be

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required to implement or maintain such modification. If any of the modifications or practices requires stockholder approval, then the implementation of such modifications or practices will remain subject to receipt of such approval.

A. Stock Option Plans

The Board of Directors shall adopt a stock option grant policy that applies to all current and future equity incentive plans, whether or not subject to stockholder approval, providing for the following:

1. The policy shall clearly define the exercise price, the grant date and the fair market value of stock (e.g., the closing price on a specified date, or the average closing price over a specified period). In no event shall the exercise price or value of an award be determined by reference to the fair market value of Affymetrix stock on a day other than the grant date of the award. The fair market value of Affymetrix stock on a grant date shall be defined as the closing price for a share of Affymetrix common stock on such day as reported on the NASDAQ.

2. The following clause shall be included in the policy: "The exercise price for each option grant shall be at least 100% of the fair market value on the date of grant."

3. The following clause shall be included in the policy: "The date of grant of an option shall, for all purposes, be no earlier than the date on which the Board or Compensation Committee makes the determination granting such option. Notice of the determination shall be given to each employee or consultant to whom an option is so granted reasonably promptly following the grant date or by such date as may be required by applicable accounting standards. In no event shall notice be given more than thirty (30) days after the date of such grant."

4. The policy shall not permit stock options to be discounted below market value.

5. The policy shall require compliance with legal, professional and ethical requirements for proper disclosure and proper accounting.

6. The policy shall require appropriate documentation for proper disclosure and accounting.

7. The policy shall identify who is responsible and appropriate steps for ensuring compliance with applicable laws and regulations by option grantees (e.g., timely and accurate filing

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of SEC Forms 3, 4 and 5), and shall require effective monitoring mechanisms to ensure that such laws, and the plans, are followed.

8. The process for granting executive non-cash compensation shall have the same transparency and be consistent with the process and methodology for determining executive cash compensation.

B. Granting of Stock Option Awards

1. Authority to grant stock option awards to directors and executive officers and authority to approve parameters for stock option awards for other employees shall be limited to the full Board or a properly constituted Compensation Committee, consisting of three or more independent directors, as defined below.

2. All grants, except for grants made pursuant to pre-approved parameters set by the Compensation Committee, shall be made only at a meeting of the Affymetrix Board, or an applicable committee, and not by unanimous written consent. Affymetrix's General Counsel and/or Corporate Counsel shall attend any and all such meetings where options are granted and shall promptly prepare minutes of the meeting.

3. Grants to directors and any employee subject to §16 of the Securities Exchange Act of 1934 or Covered Employees within the meaning of §162(m) of the Internal Revenue Code shall either be approved or be ratified by the full Board or the Compensation Committee.

4. The body authorized to grant stock options shall be specified in the Compensation Committee Charter and any current and/or subsequent equity incentive plan, whether subject to stockholder approval or not.

5. The exercise price of all option grants will be the market price on a grant date set by pre-determined formula approved by the Compensation Committee, which shall not be changed without the approval of the Compensation Committee. The option grant date formula will be disclosed in the Company's annual proxy statement. All such grants shall be approved as set forth herein on or before the date of grant.

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SHAREHOLDER NOMINATED DIRECTOR

A. Nomination Procedure

1. The Board shall establish a procedure, to be conducted by the Chairman of the Board, to nominate one director to fill the next vacant seat on the Board.

2. The Nominating and Corporate Governance Committee shall establish an objective set of criteria to be utilized in conducting the canvassing efforts detailed below.

(a) Each separate and distinct individual or entity holding more than 1% of the Company's common stock or 10 such holders, whichever is less, will be contacted for the purpose of requesting that such shareholder(s) provide the name(s) of candidates for the Board.

(b) An appropriate review, including background information and interviews of prospective candidates will be conducted and qualified candidates will be sent to the Nominating and Corporate Governance Committee for review.

(c) The Nominating and Corporate Governance Committee shall identify at least three candidates from those submitted for review, based on its business judgment as the most appropriate for being added to the Board.

(d) Once the candidate is identified by the Nominating and Corporate Governance Committee, the Board shall, subject to its fiduciary duties, elect the candidate to the Board.

DIRECTORS

A. Director Independence

1. At least a majority of the members of the Board shall be "independent directors," as defined below. If the Company fails to comply with the independence requirements set forth herein due to one or more vacancies of the Board or if one or more directors cease to be independent due to circumstances beyond their reasonable control, the Company shall within 90 days regain compliance with these requirements. To be deemed "independent" in any calendar year, a director would have to satisfy the following qualifications:

(a) has not been employed as an elected officer of the Company or its subsidiaries or affiliates (defined for purposes of this settlement term sheet as any individual or business entity

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that owns at least 7.5% of the securities of the Company having ordinary voting power) within the last five (5) calendar years;

(b) has not received, during the current calendar year or any of the three immediately preceding calendar years, remuneration, directly or indirectly, other than de minimus remuneration, as a result of service as, or compensation paid to an entity affiliated with the director that serves as (i) an advisor, consultant, or legal counsel to the Company or to a member of the Company's senior management; or (ii) a significant customer or supplier of the Company;

(c) has no personal services contract(s) with the Company or any member of the Company's senior management;

(d) during the current calendar year or any of the three immediately preceding calendar years, has not had any business relationship with the Company for which the Company has been required to make disclosure under Regulation S-K of the SEC, other than for service as a director or for which relationship no more than de minimus remuneration was received in any one such year; provided, however, that the need to disclose any relationship that existed prior to a director joining the Board shall not in and of itself render the director non-independent;

(e) is not employed by a public company at which an executive officer of the Company serves as a director;

(f) is not affiliated with a non-profit entity that receives significant contributions from the Company;

(g) has not had any of the relationships described in subsections (a)-(f) above, with any affiliate of the Company;

(h) is not a member of the immediate family of any person described in subsections (a)-(f) above; and

(i) a director is deemed to have received remuneration (other than remuneration as a director, including remuneration provided to a nonexecutive Chairman of the Board, Committee Chairman, or Lead Director), directly or indirectly, if remuneration, other than de minimus remuneration, was paid by the Company, its subsidiaries or affiliates, to any entity in which the director has a beneficial ownership interest of 5% or more, or to an entity by which the director is

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employed or self-employed other than as a director except for those directors that are employed or self-employed at academic institutions. Remuneration is deemed de minimus remuneration if such remuneration is $40,000 or less in any calendar year, or if such remuneration is paid to an entity, it (i) did not for the calendar year exceed the lesser of $1 million, or 5% of the gross revenues of the entity; and (ii) did not directly result in a material increase in the compensation received by the director from that entity.

2. The Board shall seek to terminate all loans and loan agreements with officers either immediately, or as soon thereafter as is practicable.

B. Separation of Chairman/Chief Executive Officer

The positions of Chairman of the Board and Chief Executive Officer shall be divided and held by two persons.

C. Meetings in Executive Session

The Board shall establish a formal policy which requires the independent directors to meet in executive session at least four times a year, and requires that the Company report to shareholders whether such policy has been complied with in its annual proxy statement.

D. Lead Independent Director

The independent members of the Board shall annually elect by secret ballot an independent director to act in a lead capacity to coordinate the other independent directors, as described below. The Lead Independent Director shall coordinate and moderate executive sessions of the Board's independent directors and act as principal liaison between the independent directors and the Chairman and/or Chief Executive Officer on topics or issues as requested by the independent directors, any Committee of the Board, the full Board or any other topic selected by the Lead Independent Director. In addition to the duties of all Board members (which shall not be limited or diminished by the Lead Independent Director's role), the Lead Independent Director shall be responsible for the following functions:

1. timing and agendas for Board and Committee meetings;

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2. nature, quantity and timing of information provided to the independent directors by the Company's management, including information specifically requested by the Lead Independent Director;

3. retention of such counsel or consultants who report directly to the Board, or to the Lead Independent Director;

4. implementation of corporate governance policies and procedures, including assisting the chairpersons of the various Board Committees as requested by those chairpersons;

5. receive reports from the Nominating and Corporate Governance Committee regarding compliance with and implementation of the Company's corporate governance policies;

6. receive reports from the Chairman of the Nominating and Corporate Governance Committee regarding recommended revisions to Affymetrix's corporate governance policies;

7. evaluate, along with the members of the Compensation Committee and the full Board, the Chief Executive Officer's performance and meet with the Chief Executive Officer to discuss the Board's evaluation; and

8. recommend members for various Board Committees, as well as selection of the Committee Chairs.

E. Majority Voting

The Company shall revise its articles of incorporation and/or by-laws to provide that all director nominees must receive the affirmative vote of a majority of votes cast in order to be elected or reelected, provided, however, that if the number of nominees exceeds the number of directors to be elected (i.e. in the case of a contested election), the director will be elected by a plurality vote. Any incumbent director who fails to receive the affirmative vote of a majority of votes cast in an uncontested election shall immediately tender his or her irrevocable resignation.

COMPENSATION PRACTICES

A. Policies and Procedures

1. The Board or the Compensation Committee shall establish a comprehensive and responsible set of assumptions, policies and procedures for determining executive compensation

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(e.g., Company compensation levels should be compared to similar-sized businesses in similar industries or with similar profitability).

2. Transparent measures shall be established for all cash and non-cash compensation, including bonuses, stock options, grants and benefits such as health care, use of Company vehicles, memberships, travel for friends, relatives or personal trips, personal housing, and tax or legal services paid for or provided by the Company.

3. Option grants, stock grants and warrants to executive officers and directors shall be disclosed within two (2) business days after any such grant via a filing with the SEC and via publication on the Company's website.

4. The Company shall not, without approval of a majority of votes cast by shareholders, lower the exercise prices of any stock options after they are granted, nor exchange stock options for options with the same or lower exercise prices.

ACCOUNTING PRACTICES AND PROCEDURES

A. Accounting Oversight

1. The Company shall maintain an independent Audit Committee (the members of which shall be independent, non-employee directors), which reports directly to the Board, not executive officers.

2. All members of the Audit Committee shall be financially literate.

3. The Company shall maintain an internal audit department, which is adequately staffed and supervised, and reports directly to the Audit Committee.

4. The Company shall maintain an ethics compliance officer (or department) with accounting oversight, who reports directly to the Audit Committee or the full Board.

B. Quarterly Financial Review by Chief Financial Officer

At each quarterly regularly scheduled Board of Directors meeting, the Company's Chief Financial Officer shall report to the Board on year-to-date financial results and quarterly or quarter-to-date financial results including, as appropriate under the circumstances, discussion of the Company's financial condition, business prospects, reasons for material increases in expenses and

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liabilities, reasons for material decreases in revenues and earnings, material modification or adjustment of reserve accounts or contingencies, and potential steps to address negative trends.

C. Internal Audit Function

Affymetrix shall retain an Internal Auditor, who shall be appointed by the Board and who will report to the Audit Committee at least twice a year, shall monitor the Company's investment strategies and policies and procedures, its internal control environment, and revenue recognition and accounting practices. The Internal Auditor shall be responsible for devising an Internal Audit Plan for each fiscal year which will be presented to the Audit Committee of the Board of Directors and which shall include a general assessment of the internal control environment together with recommended areas for annual internal audit review. A written report shall be prepared for each Internal Auditor's findings, opinions and recommendations, if any. As appropriate, after review and comment from potentially impacted operational departments, these written reports (together with any response from potentially affected departments) shall be directed to the Chief Executive Officer, Chief Financial Officer and the Audit Committee for their review, and, if necessary, remedial action.

D. Accounting Policy

The Chief Executive Officer and Chief Financial Officer shall be responsible for ensuring that the Company's accounting policies, including for stock options, conform to the requirements of GAAP, as currently in effect or as amended, and is implemented and utilized throughout the Company. The Chief Executive Officer and Chief Financial Officer shall report to the Board of Directors or the Audit Committee on a semi-annual basis regarding the implementation and operation of this policy. The Chief Executive Officer and Chief Financial Officer shall ensure that the Company's accounting policies, including for stock options, are distributed to each Company employee who records or reviews the recording of stock options. Any questions regarding that policy, or its application, shall be directed to the Company's Chief Financial Officer, who shall, as appropriate, inform the Chief Executive Officer.

STIPULATION OF SETTLEMENT - C-06-05353-JW

ADDITIONAL CORPORATE GOVERNANCE REFORMS

A. Insider Trading Controls

The Board of Directors shall appoint a committee consisting of the Company's Chief Financial Officer and General Counsel, which committee shall be responsible for ensuring compliance with the Company's stock trading and market communications policy. That Committee will be designated the "Trading Compliance Committee," and will be responsible for developing (with Board involvement), presenting to the Board for approval, and monitoring and updating (with Board involvement and approval) a comprehensive program (the "Trading Compliance Program") designed to ensure compliance with the Company's trading policies. The Board will be responsible for direct oversight of the Trading Compliance Program and the Trading Compliance Committee. Independent directors shall have direct access to the Trading Compliance Committee, including the opportunity to meet with the Trading Compliance Committee outside the presence of any other member of management. At least once yearly, the outside director members of the Board will receive a report from the Trading Compliance Committee outside the presence of any other members of management. In addition to the above:

1. The Trading Compliance Committee shall be responsible for pre-clearing in writing all transactions by the Company's directors or those employees subject to §16 of the Securities Exchange Act of 1934.

2. During the pendency of any Company-funded open market stock buyback program, no director or executive officer shall be permitted to sell stock. The foregoing shall not prohibit sales of stock by a director or executive officer pursuant to a trading plan established pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934.

3. The Company shall require the public disclosure of all sales or purchases of the Company's stock by any executive officers or directors no later than the applicable SEC deadline. Using Company stock or options to secure any loan to an executive officer or director or engaging in a swap, forward contract, or other similar contract involving an executive officer's or director's stock shall be considered a "sale" and so disclosed. The Company will take reasonable steps to

STIPULATION OF SETTLEMENT - C-06-05353-JW

ensure that all directors and officers file all trading forms required by them to be filed by the SEC concerning trading by directors and executive officers of the Company.

4. Failure to comply with the Company's trading policy will result in appropriate sanctions, including disgorgement by the individual to the Company of all profits from the transaction, termination, or other appropriate disciplinary action.

5. No executive officer or director shall directly or indirectly "short" the Company's stock or engage in "put" or call transactions involving the Company's stock.

B. Forfeiture of Bonuses

If the Company restates its reported financial results for periods beginning after the effective date of the Corporate Governance Reforms, the Board of Directors will review the bonuses and other awards made to executive officers based on financial results during the period subject to such restatement and to the extent practicable and in the best interest of shareholders will seek to recover or cancel any such awards that were based on having met or exceeded performance targets that would not have been met under the restated financial results. Following such review, if the Board of Directors decides not to recover or cancel the awards at issue, that decision will be disclosed in the Company's annual proxy statement.

C. Shareholder Proposals

All shareholder proposals shall be evaluated by a committee of at least two independent directors whereby one member is either the Chairman of the Board (if independent) or the Lead Independent Director. Such committee shall determine, with the assistance of outside advisors, if necessary, whether the shareholder proposal is in the best interest of the Company. The committee shall recommend to the Affymetrix Board for or against such shareholder proposal and the reasons for such recommendation. The Board shall recommend for or against such proposal and the reason for such recommendation in a proxy statement.

As used herein, the term "shareholder proposal" means each proposal that complies with the notice and other requirements, if any, then governing such proposals under the Company's certificate of incorporation or bylaws or applicable law or regulation. Nothing herein shall be deemed to require the Company to include a shareholder proposal in the Company's proxy statement or permit

STIPULATION OF SETTLEMENT - C-06-05353-JW

a shareholder proposal to be made at a meeting of shareholders if the proposal or proponent has subsequently withdrawn the proposal or not met the notice or other requirements, if any, then existing under the Company's certificate of incorporation or bylaws or applicable law or regulation.

D. Attendance at Shareholder Meetings

Absent extraordinary circumstances, each member of the Board of Directors shall attend each annual shareholder meeting in person. Shareholders shall be allocated time during the annual shareholder meeting to ask questions of, and have a dialogue with, the Company's Chief Executive Officer and each of the members of the Board.

3. Procedure For Implementing The Settlement

3.1 After execution of the Stipulation, Federal Plaintiffs shall submit the Stipulation together with its exhibits to the Federal Court and shall apply for entry of an order substantially in the form of Exhibit A hereto, requesting, inter alia, the preliminary approval of the settlement set forth in the Stipulation, and approval for the publication of the Notice of Settlement (the "Notice"), substantially in the form of Exhibit A-1 hereto, which shall include the general terms of the settlement set forth in the Stipulation, including, but not limited to, the general terms of the fees and expenses to be paid to Plaintiffs' Counsel and the date of the Settlement Hearing, as defined below. Within ten (10) days of the issuance of the preliminary approval order, Affymetrix shall cause the Stipulation to be filed with the Securities and Exchange Commission on Form 8-K, shall publish the Notice in Investor's Business Daily, and shall post the Notice on its website. All costs in identifying and notifying Affymetrix' s shareholders of the settlement, including the filing of the Stipulation and the publication of the Notice, will be paid by Affymetrix. If additional notice is required by the Federal Court, the cost and administration of such additional notice will be borne by Affymetrix.

3.2 Federal Plaintiffs will request that after the Notice is given, the Federal Court hold a hearing (the "Settlement Hearing") to consider and determine whether to approve the terms of the settlement as fair, reasonable and adequate, including the payment of attorneys' fees and expenses in the amount negotiated by Plaintiffs, Affymetrix and the SLC, after the principle terms of the settlement were agreed to.

STIPULATION OF SETTLEMENT - C-06-05353-JW

3.3 Within ten (10) business days after the Federal Order and Judgment becomes Final, the parties in the State Action shall jointly apply to the State Court for an order dismissing the State Action with prejudice.

4. Releases

4.1 Upon the Effective Date, as defined in ¶1.4, Affymetrix, Plaintiffs (acting on their own behalf and derivatively on behalf of Affymetrix), the SLC and each of Affymetrix's shareholders (solely in their capacity as Affymetrix shareholders) shall be deemed to have, and by operation of the Federal Order and Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Actions against the Released Persons, provided, that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.2 Upon the Effective Date, as defined in ¶1.4, each of the Released Persons and the SLC shall be deemed to have, and by operation of the Federal Order and Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs' Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5. Plaintiffs' Counsel's Attorneys' Fees and Expenses

5.1 After negotiation of the material terms of the settlement, Plaintiffs, Affymetrix and the SLC, with the assistance of Mr. Antonio Piazza, negotiated the attorneys' fees and expenses that Affymetrix would pay or cause to be paid to Plaintiffs' Counsel. As a result of those negotiations, Affymetrix has agreed to pay $3,500,000 to Plaintiffs' Counsel for their fees and expenses, subject to Federal Court approval.

5.2 Within ten (10) business days of issuance of an Order by the Federal Court finally approving the settlement, Affymetrix will pay or cause to be paid the attorneys' fees and expenses

STIPULATION OF SETTLEMENT - C-06-05353-JW

approved by the Federal Court (the "Fee and Expense Award") to Lead Counsel. Lead Counsel and Robbins Umeda LLP shall be responsible for the allocation of such fees and expenses to Plaintiffs' Counsel based on counsel's contribution to the initiation, prosecution or resolution of the Actions. Each Plaintiffs' Counsel receiving such an allocation agrees to make a refund or repayment of the principal amount and any accrued interest thereon it received if and when, as a result of any further Order of the Federal Court, appeal, further proceedings on remand, or successful collateral attack, the settlement does not become Final.

5.3 Upon payment of the Fee and Expense Award, the Individual Defendants, Affymetrix and the SLC shall be discharged from any further liability for payment of Plaintiffs' Counsel's attorneys' fees, costs, or expenses in the Actions. Except as expressly provided herein, Plaintiffs and Plaintiffs' Counsel shall bear their own fees, costs and expenses, and no Released Person shall assert any claim for expenses, costs or fees against any Plaintiff or Plaintiffs' Counsel.

5.4 Affymetrix, the SLC, and the Individual Defendants, and each of their Related Persons, shall have no responsibility for, and no liability whatsoever with respect to, the division or allocation of the Fee and Expense Award with respect to any person, entity or law firm who may assert some claim thereto.

6. Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a) approval by the SLC;

(b) the entry by the Federal Court of the Federal Order and Judgment, substantially in the form of Exhibit B hereto;

(c) the payment of the Fee and Expense Award in accordance with ¶5.2 hereof;

(d) the Federal Order and Judgment has become Final; and

(e) the dismissal of the State Action with prejudice.

6.2 If any of the conditions specified in ¶6.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶6.3, and the Settling Parties shall be restored to their respective

STIPULATION OF SETTLEMENT - C-06-05353-JW

positions in the Actions as of the last date on which a Settling Party has executed this Stipulation, unless Plaintiffs' Counsel and counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation.

6.3 If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled or terminated or if the judgment specified in ¶6.1(d) is successfully attacked collaterally, then the payments to Plaintiffs' Counsel pursuant to section 5, and any and all interest accrued thereon since payment, shall be returned to Affymetrix within ten (10) business days of said event. The return obligation set forth in this paragraph is the obligation of those Plaintiffs' Counsel who have received a payment in the Actions. Each such Plaintiffs' Counsel's law firm, as a condition of receiving such payment, agrees that the law firm and its partners and/or shareholders are subject to the jurisdiction of the Federal Court for the purposes of enforcing this subparagraph.

6.4 In the event that the Stipulation or settlement is not approved by the Federal Court, or the settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of the execution of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by any Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Actions or in any other action or proceeding. In such event, the terms and provisions of the Stipulation, with the exception of ¶¶ 1.1-1.25, 6.2-6.4, and 7.6, 7.8, 7.10-7.11, 7.14-7.18 herein, shall have no further force and effect with respect to the Settling Parties and shall not be used in the Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Federal Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

7. Miscellaneous Provisions

7.1 The Settling Parties acknowledge that the SLC and its counsel are disinterested and independent under Delaware and California law.

STIPULATION OF SETTLEMENT - C-06-05353-JW

7.2 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.3 Pending final determination of whether the settlement should be approved, all proceedings and all further activity between the Settling Parties regarding or directed towards the Actions, save for those activities and proceedings relating to this Stipulation and the settlement, shall be stayed.

7.4 Pending the Effective Date of this Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

7.5 The Settling Parties intend this settlement to be a final and complete resolution of all disputes between Plaintiffs, Affymetrix, the SLC and Defendants, with respect to the Actions. The settlement comprises claims which are contested and shall not be deemed an admission by any Settling Party as to the merits of any claim, allegation or defense. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Federal Order and Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.

7.6 Neither the Stipulation (including any exhibits attached hereto) nor the settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons

STIPULATION OF SETTLEMENT - C-06-05353-JW

may file the Stipulation and/or the Federal Order and Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.7 The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.8 The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.9 This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each Settling Party shall bear its own costs.

7.10 Plaintiffs' Counsel are expressly authorized by the Plaintiffs to take all appropriate action required or permitted to be taken pursuant to the Stipulation to effectuate its terms and also are expressly authorized by the Plaintiffs to enter into any modifications or amendments to the Stipulation which they deem appropriate on behalf of the Plaintiffs.

7.11 Each counsel or other Person executing the Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

7.12 The Stipulation may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Federal Court and, thereafter, with the State Court.

7.13 The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

STIPULATION OF SETTLEMENT - C-06-05353-JW

7.14 The Federal Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Federal Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

7.15 This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State's choice-of-law principles.

7.16 Plaintiffs hereby represent and warrant that they have not assigned any rights, claims or causes of action that were asserted or could have been asserted in connection with, under, or arising out of the Released Claims.

7.17 All agreements made and orders entered during the course of the Actions relating to the confidentiality of information shall survive this Stipulation.

7.18 Without further order of the Federal Court, the Settling Parties may agree to reasonable extensions of time to carry out any of the provisions of this Stipulation.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated April 29, 2009.

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

/s/ JEFFREY D. LIGHT
JEFFREY D. LIGHT

STIPULATION OF SETTLEMENT - C-06-05353-JW

655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER

/s/ ERIC L. ZAGAR
ERIC L. ZAGAR

280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Lead Counsel for Federal Plaintiffs

ROBBINS UMEDA LLP
MARC M. UMEDA

/s/ MARC M. UMEDA
MARC M. UMEDA

610 West Ash Street, Suite 1800
San Diego, CA .92101
Telephone: 619/525-3990
619/525-3991 (fax)

THE WEISER LAW FIRM P.C.
ROBERT WEISER
121 North Wayne Avenue, Suite 100
Wayne, PA 19087
Telephone: 610/225-2616
610/225-2678 (fax)

Counsel for State Plaintiff

FENWICK & WEST, LLP
SUSAN S. MUCK

/s/ SUSAN S. MUCK
SUSAN S. MUCK

STIPULATION OF SETTLEMENT - C-06-05353-JW

555 California Street, 12th Floor
San Francisco, CA 94104
Telephone: 415/875-2300
415/281-1350 (fax)

Counsel for Special Litigation Committee

DAVIS POLK & WARDWELL
ARTHUR J. BURKE

/s/ ARTHUR J. BURKE
ARTHUR J. BURKE

1600 El Camino Real
Menlo Park, CA 94025
Telephone: 650/752-2005
650/752-3605 (fax)

Counsel for Nominal Defendant Affymetrix

DEWEY & LEBOEUF LLP
PETER E. ROOT

/s/ PETER E. ROOT
PETER E. ROOT

1950 University Avenue, Suite 500
East Palo Alto, CA 94303
Telephone: 650/845-7000
650/845-7333 (fax)

Counsel for Individual Defendants

COOLEY GODWARD KRONISH LLP
JEFFREY M. KABAN

/s/ JEFFREY M. KABAN
JEFFREY M. KABAN

3000 El Camino Real
Palo Alto, CA 94306-2155
Telephone: 650/843-5000
650/845-7333 (fax)

Counsel for Defendant Ronald D. Verdoorn

STIPULATION OF SETTLEMENT - C-06-05353-JW

CERTIFICATE OF SERVICE

I hereby certify that on April 29, 2009, I electronically filed the foregoing with the Clerk of the Court using the CMIECF system which will send notification of such filing to the e-mail addresses denoted on the attached Electronic Mail Notice List, and I hereby certify that I have mailed the foregoing document or paper via the United States Postal Service to the non-CM/ECF participants indicated on the attached Manual Notice List.

I certify under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Executed on April 29, 2009.

s/ Jeffrey D. Light
JEFFREY D. LIGHT

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

E-mail.jeffl@csgrr.com

Mailing Information for a Case 5:06-cv-05353-JW

Electronic Mail Notice List

The following are those who. are currently on the list to receive e-mail notices for this case.

●	Arthur Joseph Burke
arthur.burke@dpw.com

●	Barbara A. Caulfield
baulfield@dl.com,shanlon@dl.com

●	John Walter Downing
jdowning@dl.com

●	Travis E. Downs, III
travisd@csgrr.com,e_file_sd@csgrr.com

●	Angela Lucille Dunning
adunning@cooley.com

●	JoHn C. Dwyer
giovannonib@cooley.com,dwyerjc@cooley.com

●	Lawrence Timothy Fisher
ltfisher@bramsonplutzik.com,moldenburg@bramsonplutzik.com

●	Benny Copeline Goodman , III
bennyg@csgrr.com e._file-sd@csgrr.com

●	Jeffrey Michael Kahan
kabanjm@cooley.com mcintoshjc@cooley.com

●	Alan R Plutzik
aplutzik@bramsonplutzik.com

●	Alan Roth Plutzik
aplutzik@bramsonplutzik.com

●	Peter Edward Root
proot@dl.com,dmeek@dl.com

●	Kathryn Anne Schofield
kschofield@bramsonplutzik.com,moldenburg@bramsonplutzik.com

●	Rajat Soni
rajat.soni@dpw.com,arthur.burke@dpw.com,brian.romanow@dpw.com

●	Robin Winchester
rinchester@sbtklaw.com,cmcginnis@sbtklaw.com,swolfenden@sbtklaw.com

●	Eric L. Zagar
ezagar@sbtklaw.com,kpopovich@sbtklaw.com,der_fil ings@sbtklaw.com,rwinchester@sbtkl aw.com

Manual Notice List

The following is the list of attorneys who are not on the list to receive e-mail notices for this case (who therefore require manual noticing). You may wish to use your mouse to select and copy this list into your word processing program in order to create notices or labels for these recipients.

Sandra G. Smith
Schiffrin Barroway Topaz & Kessler, LLP
280 King of Prussia Road
Radnor, PA 19087

Manual Notice

Justin Goodyear
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
212/450-4000
212/450-3800 (Fax)

EXHIBIT A

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re AFFYMETRIX DERIVATIVE	)	No. C-06-05353-JW
LITIGATION	)
	)	[PROPOSED] ORDER PRELIMINARILY
	)	APPROVING DERIVATIVE SETTLEMENT
This Document Relates To:	)	AND PROVIDING FOR NOTICE
)
ALL ACTIONS.	)	EXHIBIT A
)

WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the "Settlement") of the above-captioned shareholder derivative action (the "Federal Action") and the related derivative action pending in the Superior Court of the State of California, County of Santa Clara entitled Horwich v. Fodor, No. 1:06-cv-073393 (the "State Action") (collectively, the "Actions"), in accordance with a Stipulation of Settlement dated April 29, 2009 and the exhibits thereto (the "Stipulation"), and (ii) approving for distribution of the Notice of Settlement (the "Notice");

WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including but not limited to: (i) a proposed Settlement and dismissal of the Actions with prejudice as to the Released Persons; and (ii) an award of attorneys' fees and expenses to Plaintiffs' Counsel in the Actions, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (a) a proposed Settlement and dismissal of the Actions with prejudice as to the Released Persons; and (b) an award of attorneys' fees and expenses to Plaintiffs in the Actions, upon the terms and conditions set forth in the Stipulation.

2. A hearing (the "Settlement Hearing") shall be held before this Court on ________ at _______ __.m. in Courtroom 8 of the United States District Court, Northern District of California, San Jose Division, 280 South First Street, San Jose, CA 95113, to determine whether:

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - C-06-05353-JW

1

(a) the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of Affymetrix and current Affymetrix shareholders;

(b) an order and judgment as provided for in ¶1.8 of the Stipulation should be entered; and

(c) to award attorneys' fees and expenses to Plaintiffs' Counsel.

3. The Court approves, as to form and content, the Notice annexed as Exhibit A-1 hereto, and finds that the filing of the Stipulation and publication of the Notice substantially in the manner and form set forth in ¶3.1 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.

4. Not later than ten (10) business days following entry of this Order, Affymetrix shall cause the Notice, substantially in the form annexed as Exhibit A-1 hereto, to be published on its website, such that visitors to the website home page will readily find a hyperlink to the Notice.

5. Not later than ten (10) business days following entry of this Order, Affymetrix shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.

6. Not later than ten (10) business days following entry of this Order, Affymetrix shall cause a copy of the Notice, substantially in the form annexed as Exhibit A-1 hereto, to be published once in Investor's Business Daily.

7. All costs incurred in the filing of the Stipulation and publication of the Notice shall be paid by Affymetrix and Affymetrix shall undertake all administrative responsibility for filing the Stipulation and publication of the Notice.

8. At least fourteen (14) calendar days prior to the Settlement Hearing, Affymetrix's counsel shall serve on Lead Counsel and file with the Court proof, by affidavit or declaration, of such filing of the Stipulation and publication of the Notice.

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
PROVIDING FOR NOTICE - C-06-05353-JW

2

9. All current Affymetrix shareholders shall be bound by all orders, determinations and judgments in the Federal Action concerning the Settlement, whether favorable or unfavorable to current Affymetrix shareholders.

10. Pending final determination of whether the Settlement should be approved, no current Affymetrix shareholder shall commence or prosecute against any of the Released Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.

11. All papers in support of the Settlement and the award of attorneys' fees and expenses shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

12. Any current record holders and beneficial owners of common stock of Affymetrix as of April 29, 2009 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Affymetrix shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Federal Order and Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

Counsel for Federal Plaintiffs

Jeffrey D. Light
COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301

Eric L. Zagar
Robin Winchester
BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
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Counselfor State Plaintiff

Marc M. Umeda
ROBBINS UMEDA LLP
610 West Ash Street, Suite 1800
San Diego, CA 92101

Counsel for the Individual Defendants

Peter E. Root
DEWEY & LEBOEUF LLP
1950 University Avenue, Suite 500
East Palo Alto, CA 94303

Counsel for Affymetrix by Its Special Litigation Committee

Susan S. Muck
FENWICK & WEST, LLP
555 California Street, 12th Floor
San Francisco, CA 94104

Counsel for Affymetrix

Arthur J. Burke
DAVIS POLK & WARDWELL
1600 El Camino Real
Menlo Park, CA 94025

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
280 South First Street
San Jose, CA 95113

Any current Affymetrix shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorneys' fees and expenses to Plaintiffs' Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Federal Order and Judgment to be entered and the releases to be given.

13. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed

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to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Federal Order and Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

14. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Affymetrix shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current Affymetrix shareholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE JAMES WARE UNITED STATES DISTRICT JUDGE

Submitted by,

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
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COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

s/ Jeffrey D. Light
JEFFREY D. LIGHT

655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Lead Counsel for Plaintiffs

[PROPOSED] ORDER PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND
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EXHIBIT A-1

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
shawnw@csgrr.com
- and -
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)
travisd@csgrr.com
jeffl@csgrr.com
bennyg@csgrr.com

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
TARA P. KAO
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
ezagar@sbtklaw.com
rwinchester@sbtklaw
tkao@btkmc.com

Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re AFFYMETRIX DERIVATIVE	)	No. C-06-05353-JW
LITIGATION	)
	)	NOTICE OF SETTLEMENT
)
This Document Relates To:	)	EXHIBIT A-1
)
ALL ACTIONS.	)
)

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF AFFYMETRIX, INC. ("AFFYMETRIX" OR THE "COMPANY") AS OF APRIL 29, 2009

PLEASE TAKE NOTICE that the above-captioned shareholder derivative litigation (the "Litigation"), as well as the action in Santa Clara Superior Court entitled Horwich v. Fodor, No. 1:06-cv-073393 (collectively, the "Actions"), are being settled on the terms set forth in a Stipulation of Settlement dated April 29, 2009 (the "Stipulation"). The terms of the settlement set forth in the Stipulation (the "Settlement") include: (1) the cancellation of over 700,000 stock options held by Affymetrix's officers; (2) the adoption and/or implementation of a variety of corporate governance measures, including measures that relate to and address many of the underlying issues in the Actions, including, but not limited to, director independence, officer and director compensation, board membership and board election procedures, stock option granting procedures, and accounting practices and procedures; and (3) Affymetrix's payment of Plaintiffs' Counsel's attorneys' fees and expenses in the amount of $3,500,000.

IF YOU ARE A CURRENT OWNER OF AFFYMETRIX COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

On _________, 2009, at _____ __.m., a hearing (the "Settlement Hearing") will be held before the United States District Court for the Northern District of California, San Jose Division, 280 South First Street, San Jose, CA 95113, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the Actions should be dismissed on the merits and with prejudice.

Any shareholder of Affymetrix that objects to the Settlement of the Actions shall have a right to appear and to be heard at the Settlement Hearing, provided that he or she was a shareholder of record or beneficial owner as of April 29, 2009. Any shareholder of Affymetrix who satisfies this requirement may enter an appearance through counsel of such shareholder's own choosing and at

1 This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Federal Court. All capitalized terms herein have the same meanings as set forth in the Stipulation.

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such member's own expense or may appear on their own. However, no shareholder of Affymetrix shall be heard at the Settlement Hearing unless no later than 14 days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs' Counsel, Defendants' counsel, and the Special Litigation Committee's counsel, a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Affymetrix. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement, you must file a written objection setting for the grounds for such an objection with the Court on or before __, 2009 with service on the following parties:

Counsel for Federal Plaintiffs

Jeffrey D. Light
COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301

Eric L. Zagar
Robin Winchester
BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087

Counsel for State Plaintiff

Marc M. Umeda
ROBBINS UMEDA LLP
610 West Ash Street, Suite 1800
San Diego, CA 92101

Counsel for the Individual Defendants

Peter E. Root
DEWEY & LEBOEUF LLP
1950 University Avenue, Suite 500
East Palo Alto, CA 94303

NOTICE OF SETTLEMENT - C-06-05353-JW

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Counsel for Affymetrix by Its Special Litigation Committee

Susan S. Muck
FENWICK & WEST, LLP
555 California Street, 12th Floor
San Francisco, CA 94104

Counsel for Affymetrix

Arthur J. Burke
DAVIS POLK & WARDWELL
1600 El Camino Real
Menlo Park, CA 94025

Inquiries may be made to Plaintiffs' Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; telephone 619-231-1058.

DATED ____________, 2009	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA SAN JOSE DIVISION

NOTICE OF SETTLEMENT - C-06-05353-JW

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EXHIBIT B

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re AFFYMETRIX DERIVATIVE	)	No. C-06-05353-JW
LITIGATION	)
	)	[PROPOSED] ORDER AND FINAL
	)	JUDGMENT
This Document Relates To:	)
	)	EXHIBIT B
ALL ACTIONS.	)
)

This matter came before the Court for hearing pursuant to the Order of this Court, dated ________, 2009 ("Order"), on the application of the parties for approval of the proposed settlement ("Settlement") set forth in the Stipulation of Settlement dated April 29, 2009, and the exhibits thereto (the "Stipulation");

The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Order and Final Judgment.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1. This Order and Final Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2. This Court has jurisdiction over the subject matter of the Federal Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3. The Court finds that the Notice provided to Affymetrix shareholders constituted the best notice practicable under the circumstances. The Notice fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.

4. The Court finds that, during the course of the litigation of the Actions, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.

5. The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

6. The Federal Action and all claims contained therein as well as all of the Released Claims, are dismissed with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

7. Upon the Effective Date, as defined in the Stipulation, Affymetrix, Plaintiffs (acting on their own behalf and derivatively on behalf of Affymetrix), the SLC and each of Affymetrix's

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shareholders (solely in their capacity as Affymetrix shareholders) shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with, the defense, settlement or resolution of the Actions against the Released Persons, provided that nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

8. Upon the Effective Date, as defined in the Stipulation, each of the Released Persons and the SLC shall be deemed to have, and by operation of this Order and Final Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs' Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

9. The Court hereby approves the Fee and Expense Award in accordance with the Stipulation and finds that such fee is fair and reasonable.

10. Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties; or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or this Order and Final Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or

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counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

11. Without affecting the finality of this Order and Final Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

12. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Order and Final Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

13. This Order and Final Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Rule 58, Federal Rules of Civil Procedure.

IT IS SO ORDERED.

DATED:
THE HONORABLE JAMES WARE UNITED STATES DISTRICT JUDGE

Submitted by,

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

JEFFREY D. LIGHT

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655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Telephone: 619/231-1058
619/231-7423 (fax)

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)

Lead Counsel for Plaintiffs

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